Cash and cash equivalents (Tables)	12 Months Ended
Dec. 31, 2025
Subclassifications of assets, liabilities and equities [abstract]
Schedule of Cash and Cash Equivalents
Cash and cash equivalents comprise of:

	2025 $ 'millions	2024 $ 'millions
Cash-in-transit	45	33
Bank balances[1]	468	355
Total cash and cash equivalents.	513	388
[1] Processor bank balances of $129.0 million (2024: $100.0 million) included in the 'Bank balances' above represent cash balances held in wallets that the Group is able to access on demand. This is separate to the loan receivable balances included in trade and other receivables in note 15 that the Group may draw down upon after temporary delays arising from clearing of funds, which could take up to 90 days in certain instances.